 8-K -- calypso8k061209.htm CALYPSO WIRELESS, INC. FORM 8-K DATE OF REPORT JUNE 12, 2009

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: June 12, 2009

COMMISSION FILE NO.: 1-08497

CALYPSO WIRELESS, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	13-5671924
(STATE OR OTHER JURISDICTION IDENTIFICATION NO.)	(IRS EMPLOYER OF INCORPORATION)

21 WATERWAY AVE., SUITE 300, THE WOODLANDS, TEXAS, 77380
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(281) 362-2887
(ISSUER TELEPHONE NUMBER)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	OTHER EVENTS.

On June 9, 2002, the USPTO issued Patent Number 7,546,141 "HYBRID COMMUNICATION SYSTEM AND METHOD" to the Company. This patent is the satellite extension to its earlier 6680923 patent that contemplates seamless switching between (primarily) cellular networks and WiFi "hotspots". The '141 patent now effectively adds satellite communications to this seamless switching system.

Additionally, between August and November of 2008, the company recieved foreign patents for the '923 patent in the following countries; Austria, Belgium, Bulgaria, Cyprus, Czeck Republic, Denmark, Estonia, Finland, France, Germany, Great Britain, Greece, Hungary, Ireland, Italy, Luxemburg, Monaco, Netherlands, Portugal, Romania, Slovakia, Slovenia, Spain, Sweden, Switzerland and Turkey. The company is pursuing further foreign patents as part of its goal of worldwide control of its seamless switching intellectual property.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Calypso Wireless, Inc.

/s/ David H. Williams
David H. Williams
Director

June 12, 2009